UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

                            December 31, 2024 (December 26, 2024)

Date of Report (Date of earliest event reported)

           International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

 (212) 578-1600

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
Rights to Purchase Common Stock	N/A	New York Stock Exchange

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of International Seaways, Inc. (the “Company”) has determined that it was in the best interests of the Company to terminate the International Seaways, Inc. Retiree Health and Welfare Plan (the “Plan”) and distribute all amounts deferred under the Plan to participants.

On December 26, 2024, the Board elected to terminate the Plan pursuant to its terms, as set forth in the First Amendment to the Plan. All accrued and unpaid benefits in the Plan are expected to be distributed in compliance with the plan distribution requirements set forth in Treasury Regulation 1.409A 3(j)(4)(ix)(C) under the general plan termination rule of Section 409A. Such benefits are expected to be paid no earlier than 12 months, and no later than 24 months, following the termination date.

The foregoing description of the amendment to the Plan is qualified in its entirety by reference to the full text of the amendment set forth in Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	First Amendment to International Seaways, Inc. Retiree Health and Welfare Plan.

99.1	Form of Amended and Restated International Seaways, Inc. Retiree Health and Welfare Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.
(Registrant)

Date: December 31, 2024	By:		/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to International Seaways, Inc. Retiree Health and Welfare Plan.
99.1	Form of Amended and Restated International Seaways, Inc. Retiree Health and Welfare Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)